UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 7, 2024
Date of Report (Date of earliest event reported)

Commission file number: 1-3754

Ally Financial Inc.
(Exact name of registrant as specified in its charter)

Delaware	38-0572512
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

Ally Detroit Center
500 Woodward Avenue, Floor 10
Detroit, Michigan 48226
(Address of principal executive offices)
(Zip Code)

(866) 710-4623
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ALLY	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 7, 2024, Ally Financial Inc. (Ally) held its annual meeting of stockholders (Annual Meeting). The results of voting on matters brought before stockholders are shown below.
Proposal 1 — Election of directors

	For	Against	Abstain	Broker Non-Votes
Franklin W. Hobbs	243,732,242	12,446,334	200,044	16,321,903
Kenneth J. Bacon	249,272,623	6,930,489	175,508	16,321,903
William H. Cary	254,226,883	1,971,990	179,747	16,321,903
Mayree C. Clark	246,263,560	9,924,828	190,232	16,321,903
Kim S. Fennebresque	218,195,182	36,105,243	2,078,195	16,321,903
Thomas P. Gibbons	255,573,955	609,464	195,201	16,321,903
Melissa Goldman	254,798,749	1,409,883	169,988	16,321,903
Marjorie Magner	246,111,184	10,077,934	189,502	16,321,903
David Reilly	255,005,943	1,193,249	179,428	16,321,903
Brian H. Sharples	255,101,769	1,099,134	177,717	16,321,903
Michael G. Rhodes	255,393,070	806,229	179,321	16,321,903
Proposal 2 — Advisory vote on executive compensation

For	Against	Abstain	Broker Non-Votes
233,755,681	22,347,879	275,060	16,321,903
Proposal 3 — Ratification of the Audit Committee's engagement of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2024

For	Against	Abstain
261,634,102	10,916,816	149,605
Item 7.01    Regulation FD Disclosure.
On May 7, 2024, Ally’s Chief Executive Officer (CEO) provided remarks during Ally's Annual Meeting. A transcript of the CEO’s remarks is attached hereto as Exhibit 99.1. The information in this Item 7.01 and Exhibit 99.1 is being furnished and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.
Item 9.01    Exhibits.

Exhibit No.	Description of Exhibits

99.1	CEO's Annual Meeting Script
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ally Financial Inc. (Registrant)

Dated:	May 9, 2024	/s/ Jeffrey A. Belisle
Jeffrey A. Belisle
Corporate Secretary